Supplement dated June 26, 2025

to the Updating Summary Prospectus and Prospectus dated

May 1, 2025, for Schwab Advisor Choice Variable Annuity

contracts issued by Empower Annuity Insurance Company of America

Variable Annuity-1 Series Account

Supplement dated June 26, 2025

to the Updating Summary Prospectus and Prospectus dated

May 1, 2025, for Schwab Advisor Choice Variable Annuity

contracts issued by Empower Life & Annuity Insurance Company of New York

Variable Annuity-1 Series Account of New York

This Supplement amends certain information in your variable annuity contract (“Contract”) updating summary prospectus and prospectus (the “Prospectuses”). Please read this Supplement carefully and keep it for future reference. You may obtain a current prospectus by visiting www.protective.com/productprospectus.

On or about July 28, 2025, a Portfolio available under your Contract will change its name as follows:

CURRENT PORTFOLIO NAME	NEW PORTFOLIO NAME
Neuberger Berman AMT Sustainable Equity Portfolio	Neuberger Berman AMT Quality Equity Portfolio

After July 28, 2025, all references to the Portfolio in your Prospectuses will use the new Portfolio name – there was no change to the share class.

If you have any questions regarding this Supplement speak with your investment professional or by or calling us toll free at 1-800-838-0650. You may also obtain Portfolio prospectuses online at www.protective.com/productprospectus by selecting your Contract then “Investment Options.”

Please keep this Supplement for future reference.